UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2015 (August 13, 2015)

Precision Aerospace Components, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 000-30185

Delaware	20-4763096
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

351 Camer Dr. Bensalem, PA	19020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 356-1500

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report on Form 8-K of Precision Aerospace Components, Inc., dated January 23, 2015 (the “Original Form 8-K”). This Form 8-K/A is being filed to include the finalized text of the exhibits referenced in the Original Form 8-K as well as an update to the Transactions of January 16, 2015. No other changes were made to the Original Form 8-K. References to the exhibits in this Form 8-K/A are references to the exhibits filed with Original Form 8-K.

Item 3.03 Material Modification to Rights of Security Holders.

Series C Convertible Stock

Pursuant to the Transactions, the majority of the holders of the Series C Preferred Stock amended the Statements of Designation to provide for a fixed conversion ratio of 1.554 shares of common stock for each share of Series C Preferred Stock without any adjustment, immediately preceding the Closing of the Transactions. All Series C Preferred Stock was converted to common stock. 4,608,675 shares of Series C Preferred Stock were converted into 7,161,879 shares of common stock.

Series A Convertible Stock

Pursuant to the Transactions, the majority of the holders of the Series A Preferred Stock amended the Statements of Designation to provide for a fixed conversion ratio of 1.554 shares of common stock for each share of Series A Preferred Stock without any adjustment, immediately preceding the Closing of the Transactions. All Series A Preferred Stock was converted to common stock. 1,336,703 shares of Series A Preferred Stock were converted into 2,077,236 shares of common stock.

Item 8.01 Other Events.

On March 20, 2015, the Company reengaged its auditors Friedman LLP for the Company’s annual audit of 2013, 2014 and 2015. Friedman LLP is currently conducting an audit of the years 2013 and 2014. The Company anticipates filing a comprehensive report on Form 10-K for the years 2013 and 2014 in the next few weeks as part of the Company’s process to catch-up on delinquent filings with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precision Aerospace Components, Inc. (Registrant)

Dated: August 18, 2015	By:	/s/ John F. Wachter
	Name:	John F. Wachter
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

4.1	Shareholder Agreement dated January 16, 2015, by and among the Company, C3, and Holdings

10.1	Stock Purchase Agreement dated January 16, 2015, by and among the Company, the Precision Shareholders, C3 and Holdings

10.2	Securities Purchase Agreement dated January 16, 2015, by and among the Company, the Subsidiaries and C3

10.3	Senior Secured Note dated January 16, 2015, in the amount of $5,500,000.00, issued by the Subsidiaries in favor of C3

10.4	Senior Secured Note dated January 16, 2015, in the amount of $3,500,000.00, issued by the Subsidiaries in favor of C3

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